UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________ FORM 8-K ________________
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): May 30, 2023 ________________
Primo Water Corporation (Exact name of registrant as specified in its charter) ________________

Ontario (State or other jurisdiction of incorporation)	001-31410 (Commission File Number)	98-0154711 (IRS Employer Identification No.)

1150 Assembly Dr. Suite 800 Tampa, Florida, United States (Address of Principal Executive Offices)		33607 (Zip Code)

Registrant’s telephone number, including area code: (813) 544-8515 ________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares without nominal or par value	PRMW	New York Stock Exchange
	PRMW	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2023, Primo Water Corporation (the “Company”) announced that Thomas J. Harrington, Chief Executive Officer of the Company (“CEO”), informed the Board that he intends to retire as the Company’s CEO, with a target effective date of December 31, 2023. To ensure a smooth transition, Mr. Harrington will continue to serve as CEO and on the Company’s Board of Directors (the “Board”) until the Board has identified and appointed a successor. The Board has initiated a search to identify the Company’s next CEO and has engaged a leading executive search firm to assist in the process. In order to facilitate a comprehensive process, the Board will evaluate both internal and external candidates.

Item 7.01.	Regulation FD Disclosure.

On May 31, 2023, the Company issued a press release announcing that Mr. Harrington intends to retire as the Company’s CEO as discussed above. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

This information, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Primo Water Corporation, dated May 31, 2023 (furnished herewith).
99.2	Material Change Report
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primo Water Corporation
(Registrant)
May 31, 2023
By:/s/ Marni Morgan Poe____________
Marni Morgan Poe
Chief Legal Officer and Secretary